FIRST AMENDMENT TO CREDIT Agreement (this “Amendment”), dated as of November 1st, 2018 (the “Amendment Date”), by and among Golub Capital BDC 2010-1 LLC, as borrower (the “Borrower”), Morgan Stanley Bank, N.A., as lender (the “Lender”), Morgan Stanley Senior Funding, Inc., as administrative agent (the “Administrative Agent”), and GC Advisors LLC, as warehouse collateral manager (the “Warehouse Collateral Manager”).
WHEREAS, the Borrower, the Lender, the Administrative Agent and the Warehouse Collateral Manager are party to that certain Credit Agreement, dated as of July 20, 2018 (as the same may be amended, modified or supplemented prior to the Amendment Date in accordance with the terms thereof, the “Credit Agreement”), by and among the Borrower, the Lender, the Administrative Agent, U.S. Bank National Association, as the collateral agent, the Warehouse Collateral Manager and acknowledged and agreed to by Golub Capital BDC 2010-1 Holdings, LLC, as equity investor, providing, among other things, for the making and the administration of the Advances by the Lender to the Borrower; and
WHEREAS, the Borrower, the Lender, the Administrative Agent and the Warehouse Collateral Manager desire to amend the Credit Agreement, in accordance with Section 10.02(b) thereof and subject to the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I
Definitions

SECTION 1.1.        Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Credit Agreement and the Warehouse Collateral Management Agreement, as applicable.

ARTICLE II

Amendments to Credit Agreement

As of the Amendment Date, Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Maximum Commitment” and "Concentration Denominator" in their entireties as follows:

““Maximum Commitment” means $450,000,000.”. and

““Concentration Denominator” means $600,000,000.”.

ARTICLE III
Representations and Warranties

SECTION 3.1.     The Borrower and the Warehouse Collateral Manager hereby represent and warrant to the Administrative Agent and the Lender that, as of the Amendment Date (a) no Default, Event of Default or Warehouse Collateral Manager Default has occurred and is continuing and (b) the representations and warranties of the Borrower and the Warehouse Collateral Manager contained in the Credit Agreement and the Warehouse Collateral Management Agreement are true and correct in all material respects on and as of such day.

ARTICLE IV

Conditions Precedent

SECTION 4.1. This Amendment shall become effective upon (a) its execution and delivery by each party hereto and (b) the Administrative Agent’s receipt of satisfactory evidence that the Borrower has obtained all required consents and approvals of all Persons to the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN).

SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification. Except as expressly amended hereby, the Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Credit Agreement for all purposes.

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement.

Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.
BORROWER:
GOLUB CAPITAL BDC 2010-1 LLC
By: Golub Capital BDC, Inc., its designated manager

By: _______/s/ Ross A. Teune______________
Name: Ross A. Teune
Title: Chief Financial Officer

WAREHOUSE COLLATERAL MANAGER:
GC ADVISORS LLC

By: ________/s/ Joshua M. Levinson______
Name: Joshua M. Levinson
Title: Co-General Counsel and Chief Compliance Officer

ADMINISTRATIVE AGENT:
MORGAN STANLEY SENIOR FUNDING, INC.

By: ______/s/ Matthieu Milgrom___________
Name: Matthieu Milgrom
Title: Authorized Signatory

LENDER:
MORGAN STANLEY BANK, N.A.

By: ______/s/ Lilia Dobreva___________
Name: Lilia Dobreva
Title: Authorized Signatory